UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The New York State Opportunity Funds

(Exact name of registrant as specified in charter)

5710 Commons Park

E. Syracuse, New York 13057

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

5710 Commons Park

E. Syracuse, New York 13057

 (Name and address of agent for service)

Copies to:

John F. Splain

Ultimus Fund Solutions, LLC

135 Merchant Street, Suite 230

Cincinnati, Ohio 45246

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: 9/30

Date of reporting period: 3/31/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

New York State Opportunity Funds

New York Equity Fund

Annual Report

March 31, 2003

Investment Advisor

Pinnacle Advisors LLC

4605 East Genesee Street

DeWitt, New York 13214

May 28, 2003

Dear Shareholder:

The last three years have brought us through one of the most devastating bear markets that we have endured for most of our lives.  For those of you who have dollar cost averaged through the bear market, I believe you were prudent and have set yourselves up for pleasant returns down the road.  The causes of the slide in the markets have been much publicized and I am sure we all have had more than we can stand rehashing the unfortunate events of the past three years. So I would like to point out a few facts that may give you hope that you can recoup losses and even make money in the market in the coming years.

It now seems apparent that the bear died back in October 2002.  In the previous letter I pointed out that we did not know when the market would turn but when it did we would not be on the sidelines and miss the inevitable rebound in the market.  Our negative 33% return trailed the S&P 500 by 8.74% for our year ending March 31, 2003.  But the 4th quarter of 2002 and the 1st quarter of 2003 we have been in the top 1% of funds in the country.  We ultimately are seeing proof of why it is important to maintain a long-term view with the stock market as we have had a fairly dramatic rebound from the lows in October.  Just as the hype of three years ago was unsustainable in the market, I am confident the despair for our country and economy equally got carried away as the market fell.

Although we wish we did a better job of predicting the severity of the bear market, we are confident most of us will not see such a bubble and bust again in our lifetime.  History is well documented that making a bet against the U.S. Stock Market is generally a losing proposition. Most of you may not feel very good right now about your investment, but by not bailing out near the bottom and in some cases investing at lower prices you are on the way to recovery and getting your financial goals back on track.

We will be diligent in helping you in this process and believe we are very well positioned for future success.  Thank you for your confidence in us and we appreciate your investment.

Sincerely,

/s/ Gregg A. Kidd

Gregg A. Kidd

Portfolio Manager

New York Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the New York Equity Fund and the Standard & Poor's 500 Index

New York Equity Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2003)
1 Year -36.75%
5 Years -13.68%
Since Inception* -8.24%
$23,500
$21,000
$18,500
$16,000
$13,500
$11,000
$8,500
$6,000
$3,500
May-97
Dec-97
Sep-98
Jun-99
Mar-00
Dec-00
Sep-01
Jun-02
Mar-03
$11,076
$6,029
Past performance is not predictive of future
New York Equity Fund
S&P 500 Index

*Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NEW YORK EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003

ASSETS
Investment securities, at value (Cost $4,628,879)	$4,023,007
Cash	25,000
Dividends receivable	2
Receivable for capital shares sold	6,998
Receivable from Advisor (Note 3)	2,064
Other assets	2,320
TOTAL ASSETS	4,059,391

LIABILITIES
Payable for capital shares redeemed	9,433
Payable to affiliates (Note 3)	6,000
Other accrued expenses	3,606
TOTAL LIABILITIES	19,039

NET ASSETS	$4,040,352

NET ASSETS CONSIST OF:
Paid-in capital	$11,100,878
Accumulated net realized losses from security transactions	(6,454,654)
Net unrealized depreciation on investments	(605,872)
NET ASSETS	$4,040,352

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	704,551

Net asset value and redemption price per share	$5.73

Maximum offering price per share ($5.73/95.25%) (Note 1)	$6.02

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ending March 31, 2003

INVESTMENT INCOME
Dividends	$23,874

EXPENSES
Investment advisory fees (Note 3)	41,068
Professional fees	23,900
Accounting services fees (Note 3)	26,875
Administrative services fees (Note 3)	21,500
Insurance expense	16,746
Transfer agent and shareholder services fees (Note 3)	16,125
Distribution fees (Note 3)	9,975
Custodian fees	9,137
Trustees' fees and expenses	9,000
Postage and supplies	8,581
Registration fees	4,944
Printing of shareholder reports	4,077
Amortization of organization expenses (Note 1)	1,246
Other expenses	4,291
TOTAL EXPENSES	197,465
Fees waived and expenses reimbursed by the Advisor (Note 3)	(116,150)
NET EXPENSES	81,315

NET INVESTMENT LOSS	(57,441)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(2,858,868)
Net change in unrealized appreciation (depreciation) on investments	784,233
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,074,635)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (2,132,076)

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2003	Year Ended March 31, 2002
FROM OPERATIONS
Net investment loss	$ (57,441)	$ (122,070)
Net realized losses from security transactions	(2,858,868)	(1,986,152)
Net change in unrealized appreciation
(depreciation) on investments	784,233	(74,784)
Net decrease in net assets from operations	(2,132,076)	(2,183,006)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	322,643	902,523
Payments for shares redeemed	(728,363)	(688,954)
Net increase (decrease) in net assets from capital share transactions	(405,720)	213,569

TOTAL DECREASE IN NET ASSETS	(2,537,796)	(1,969,437)

NET ASSETS
Beginning of year	6,578,148	8,547,585
End of year	$4,040,352	$ 6,578,148

CAPITAL SHARE ACTIVITY
Shares sold	61,239	83,359
Shares redeemed	(118,513)	(74,661)
Net increase (decrease) in shares outstanding	(57,274)	8,698
Shares outstanding, beginning of year	761,825	753,127
Shares outstanding, end of year	704,551	761,825

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000	Year Ended March 31, 1999

Net asset value at beginning of year	$8.63	$11.35	$19.27	$14.15	$12.58

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.16)	(0.15)	(0.17)	(0.05)
Net realized and unrealized gains (losses) on investments	(2.82)	(2.56)	(6.49)	5.58	1.69
Total from investment operations	(2.90)	(2.72)	(6.64)	5.41	1.64

Distributions from net realized gains	0.00	0.00	(1.28)	(0.29)	(0.07)

Net asset value at end of year	$5.73	$8.63	$11.35	$19.27	$14.15

Total return (a)	-33.60%	-23.96%	-36.38%	38.55%	13.07%

Net assets at end of year	$4,040,352	$6,578,148	$8,547,585	$10,059,690	$6,296,704

Ratios/Supplemental Data

Ratio of net expenses to average net assets (b)	1.98%	2.06%	2.08%	1.98%	1.97%
Ratio of net investment loss to average net assets	-1.40%	-1.55%	-0.91%	-1.15%	-0.60%

Portfolio turnover rate	73%	106%	224%	154%	96%

(a) Total returns shown exclude the effect of applicable sales loads.

(b) Ratios of expense to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the Advisor, would have been 4.82%, 3.26%, 2.49%, 2.74%, and 4.49% for the years ended March 31, 2003, 2002, 2001, 2000, and 1999,  respectively (Note 3).

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2003

Shares	Common Stocks - 99.5%	Value

	Consumer Discretionary - 4.3%
12,500	AOL Time Warner, Inc. (a)	$135,750
25,000	Granite Broadcasting Corp.(a)	39,500
		175,250	4.3%
	Energy - 3.8%
30,000	Plug Power, Inc.(a)	151,800	3.8%

	Financial - 25.3%
3,000	Bank of New York Co., Inc.	61,500
2,000	Bear Stearns Cos., Inc.	131,200
3,000	Citigroup, Inc.	103,350
1,500	Goldman Sachs Group, Inc.	102,120
5,000	J.P. Morgan Chase & Co.	118,550
2,500	Lehman Brothers Holdings, Inc.	144,375
1,250	M&T Bank Corp.	98,225
4,000	Merrill Lynch & Co.	141,600
3,000	Morgan Stanley Dean Witter & Co.	115,050
172	Travelers Property Casualty Corp. - Class A (a)	2,424
355	Travelers Property Casualty Corp. - Class B (a)	5,009
		1,023,403	25.3%
	Healthcare - 16.0%
3,750	Barr Laboratories, Inc. (a)	213,750
6,000	Bristol-Myers Squibb Co.	126,780
10,000	Conmed Corp.(a)	164,100
4,500	Pfizer Inc.	140,220
		644,850	16.0%

	Industrials - 10.5%
150,000	Mechanical Technology, Inc. (a)	285,000
5,000	Paychex, Inc.	137,350
		422,350	10.5%
	Information Technology - 26.7%
25,000	Anaren Microwave, Inc. (a)	216,250
10,000	Computer Associates International, Inc.	136,600
400,000	CopyTele, Inc. (a)	124,000
77,000	Corning, Inc.	449,680
105,000	Lucent Technologies, Inc. (a)	154,350
		1,080,880	26.8%
	Telecommunications Services - 12.9%
40,000	RF Micro Devices, Inc.(a)	241,160
80,000	Terayon Communication Sytems, Inc. (a)	136,800
4,000	Verizon Communications, Inc.	141,400
		519,360	12.9%

	Total Common Stocks (Cost $4,623,765)	$4,017,893	99.4%

NEW YORK EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2003

Shares	Money Market Securities - 0.1%	Value

	Milestone Funds Treasury Obligations Portfolio - Investor Shares
5,114	(Cost $5,114)	$ 5,114	0.1%

	Total Investments at Value - 99.6% (Cost $4,628,879)	$ 4,023,007	99.6%

	Other Assets in Excess of Liabilities - 0.4%	17,345	0.4%

	Net Assets - 100.0%	$ 4,040,352

(a) Non-income producing security.

See accompanying notes to financial statements.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the “Fund”) is a non-diversified series of The New York State Opportunity Funds (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange  (normally 4:00 p.m., Eastern time).  Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share Valuation  -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.98% of the net asset value (or 4.75% of the offering price).  The redemption price per share is equal to the net asset value per share.

Organization Expenses -- Expenses of organization have been capitalized and have been amortized on a straight-line basis over five years. As of March 31, 2003, organization costs had been fully amortized.

Investment Income -- Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

Security Transactions -- Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the years ended March 31, 2003 and 2002, no distributions were required.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following information is computed on a tax basis for each item as of March 31, 2003:

Cost of portfolio investments	$ 4,647,242

Gross unrealized appreciation	$ 661,589
Gross unrealized depreciation	(1,285,824)
Net unrealized depreciation	$ (624,235)
Capital loss carryforwards	$ (4,504,043)
Post-October losses	(1,932,248)
$ (7,060,526)

The capital loss carryforwards as of March 31, 2003 in the table above expire as follows:

Amount	Expires March 31,
$ 883,673	2009
2,176,406	2010
1,443,964	2011
$ 4,504,043

In addition, the Fund had net realized capital losses of $1,932,248 during the period from November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2004.  These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended March 31, 2003, the Fund reclassified net investment losses of $57,441 against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,040,947 and $3,478,660 respectively, for the year ended March 31, 2003.

3.   TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT

Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  The Advisor voluntarily waived its entire investment advisory fee of $41,068 and reimbursed the Fund $75,082 of additional operating expenses for the year ended March 31, 2003.  As of March 31, 2003, the Fund was due $2,064 from the Advisor for expense reimbursements.

The President of the Adviser is also President and a Trustee of the Trust.

ADMINISTRATION AGREEMENTS

Under the terms of an Administration Agreement, Ultimus Fund Solutions, LLC (“Ultimus”) supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.  For the performance of these administrative services, Ultimus received a monthly fee at an annual rate of .15% of average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .100% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .050% of such assets in excess of $500 million, subject to a monthly minimum.  During the year ended March 31, 2003, Ultimus was paid $21,500 for administrative services.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

3.   TRANSACTIONS WITH AFFILIATES (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus received from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum.  During the year ended March 31, 2003, Ultimus was paid $16,125 for transfer agent services.  In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, Ultimus received from the Fund a monthly fee, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million.  During the year ended March 31, 2003, Ultimus was paid $26,875 for accounting services.  In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund’s portfolio securities.

UNDERWRITING AGREEMENT

The principal underwriter of the Fund’s shares is Pinnacle Investments, Inc. (the “Underwriter”), an affiliate of the Advisor.  During the year ended March 31, 2003, the Underwriter received underwriter commissions of $1,639 and broker commissions of $7,881 in connection with the sale of Fund shares.

PORTFOLIO TRANSACTIONS

During the year ended March 31, 2003, all of the Fund's portfolio transactions were executed through the Underwriter.  As a result, brokerage commissions of $64,966 were paid by the Fund to the Underwriter.

DISTRIBUTION PLAN

The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets.  During the year ended March 31, 2003, the Fund incurred $9,975 in distribution-related expenses under the Plan.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

1.

NEW SERVICE AGREEEMENTS

Effective May 1, 2003, administrative services are being provided to the Fund by the Advisor, and fund accounting services and transfer agent services are being provided to the Fund by Mutual Shareholder Services LLC.

NEW YORK EQUITY FUND

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.  The following are the Trustees and executive officers of the Fund:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*Gregg A. Kidd	4605 E. Genesee Street, DeWitt, NY	41	President and Trustee	Since November 1996
Joseph Masella	One Unity Plaza at Franklin Square, Syracuse, NY	53	Trustee	Since February 1997
Joseph E. Stanton	206 Lafayette Lane, Fayetteville, NY	76	Trustee	Since February 1997
Mark E. Wadach	110 Treeland Circle, Syracuse, NY	51	Trustee	Since February 1997
Officers
Daniel Raite	4001 South Street, Marcellus, NY 13108	55	Treasurer	Since March 2003
Michael Samoraj	8780 Wheaton Rd., Baldwinsville, NY 13027	44	Secretary	Since March 2003

*Mr. Kidd, as an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust.  The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Gregg A. Kidd is President of the Advisor and the Underwriter.

Joseph Masella is Executive Vice President and a Director of Unity Mutual Life Insurance Company.

Joseph E. Stanton is the former owner of Stanton’s (a grocery store).

Mark E. Wadach is a Sales Representative for Morabito Gas & Electric Company.  Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

Daniel Raite, is an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Michael M. Samoraj, is a registered representative and a registered Principal with Pinnacle Investments.

NEW YORK EQUITY FUND

Additional information about the Board of Trustees and Executive Officers may be found in the Fund’s Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-899-8344.

Item 2.  Code of Ethics.  Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Not applicable.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

[See General Instruction F: the report must be signed by the registrant, and by each officer that provided a certification.]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New York State Opportunity Funds

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date 06/10/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date 06/10/03

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date 06/10/03

* Print the name and title of each signing officer under his or her signature.